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                                                                 EXHIBIT 10.4(b)



                               AMENDMENT NO. 1 TO
                              EMPLOYMENT AGREEMENT

         This Amendment No. 1 to Employment Agreement (this "Agreement") is made and entered into as of the 1st day of June, 1997, by and between Aames Financial Corporation, a Delaware corporation (the "Parent"), and Neil B. Kornswiet, an individual ("Executive"), with reference to the following:

                                    RECITALS

         WHEREAS, the parties entered into an Employment Agreement, dated as of August 12, 1996 (the "Original Agreement") in connection with an Agreement and Plan of Reorganization, dated as of August 12, 1996, by and between Aames Financial Corporation (the "Parent"), One Stop Mortgage, Inc., a Wyoming corporation (the "Company"), and Aames Acquisition Corporation, a Delaware corporation ("Merger Sub") pursuant to which Merger Sub merged with and into the Company, resulting in the Company becoming a wholly owned subsidiary of Parent;

         WHEREAS, under the Original Agreement, Executive was employed as Executive Vice President of the Parent, in addition to Chief Executive Officer, President and Chairman of the Board of the Company; and

         WHEREAS, effective May 8, 1997, Executive was promoted from Executive Vice President of the Parent to President of the Parent.


                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements contained in the Original Agreement, the parties hereto agree as follows:

         1. All references to Executive as "Executive Vice President of the Parent" shall be deleted and replaced by "President of the Parent."

         2.      In Section 1:

                 a. the last six words of the first sentence shall be deleted and replaced by the words "Board of Directors of the Parent"; and

                 b.  the second sentence shall be deleted in its entirety.





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         3.      In Section 3(a), the amount of "$900,000" shall amend and
                 replace the amount of "$750,000" wherever it shall appear.

         4. In Section 6(b)(iii)(i), the phrase "and the Parent's principal offices in Los Angeles County" shall be added at the end.

         5. Except as otherwise amended hereby, the Original Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to Employment Agreement as of the day and year first above written.



                                       AAMES FINANCIAL CORPORATION,
                                       a Delaware corporation


                                       /s/ Cary H. Thompson
                                       By:   Cary H. Thompson
                                       ----------------------------------------
                                       Its:  Chief Executive Officer



                                       EXECUTIVE


                                       /s/ Neil B. Kornswiet
                                       ----------------------------------------
                                       Neil B. Kornswiet





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